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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 19, 2005

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                                 Deb Shops, Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Pennsylvania            0-12188                   23-1913593
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  (State or Other Jurisdiction     (Commission                (IRS Employer
        of Incorporation)          File Number)            Identification No.)

             9401 Blue Grass Road,
          Philadelphia, Pennsylvania                                19114
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     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (215) 676-6000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 19, 2005, Deb Shops, Inc. issued a press release announcing its results for its first quarter ended April 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

         The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

        The following exhibit is furnished with this Current Report on Form 8-K:

         Exhibit
         No.       Description
         -------   -----------
         99.1      Press release, dated May 19, 2005, captioned "DEB SHOPS, INC.
                   REPORTS FIRST QUARTER RESULTS; DILUTED EARNINGS PER SHARE
                   INCREASED TO $0.20 FROM $0.06 LAST YEAR; RAISES FISCAL 2006
                   EARNINGS GUIDANCE TO $1.45 TO $1.55 PER DILUTED SHARE."


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                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DEB SHOPS, INC.


Dated: May 19, 2005                             By: Barry J. Susson
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                                                    Barry J. Susson
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX
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         The following exhibit is furnished as part of this Current Report on
Form 8-K:

         Exhibit
         No.       Description
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         99.1*     Press release, dated May 19, 2005, captioned "DEB SHOPS, INC.
                   REPORTS FIRST QUARTER RESULTS; DILUTED EARNINGS PER SHARE
                   INCREASED TO $0.20 FROM $0.06 LAST YEAR; RAISES FISCAL 2006
                   EARNINGS GUIDANCE TO $1.45 TO $1.55 PER DILUTED SHARE."

                   * Filed electronically herewith.




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